Sub-Item 77C: Submission of Matters to a vote of security holders

Wilmington Funds - Multi-Manager Funds

Notice to Shareholders of the Results of a Special Shareholder Meeting

A special meeting of shareholders of the Wilmington Multi-Manager
Large-Cap Fund, Wilmington Multi-Manager Mid-Cap Fund and Wilmington Multi-Manager Small-Cap Fund (the "Funds") of WT Mutual Fund
(the "Trust") was held on February 22, 2007 for the following purpose:

To approve a new investment sub-advisory agreement (the "WTIM
Agreement") among the Trust, on behalf of each of the Funds, RSMC and Wilmington Trust Investment Management, LLC

Wilmington Multi-Manager Large-Cap Fund
Votes For          Votes Against          Votes Abstained
9,786,885          42,730                 230,468

Wilmington Multi-Manager Mid-Cap Fund
Votes For          Votes Against          Votes Abstained
2,489,393          4,497                  1,020

Wilmington Multi-Manager Small-Cap Fund
Votes For          Votes Against          Votes Abstained
2,876,726          4,437                  965

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Sub-Item 77C: Submission of Matters to a vote of security holders

Wilmington Funds - Multi-Manager Funds

Notice to Shareholders of the Results of a Special Shareholder Meeting

A special meeting of shareholders of the Wilmington Multi-Manager
Large-Cap Fund, Wilmington Multi-Manager Mid-Cap Fund, Wilmington
Multi-Manager Small-Cap Fund and Wilmington Multi-Manager
International Fund (the "Funds") of WT Mutual Fund (the "Trust") was held on February 22, 2007 for the following purpose:

To approve the elimination of the fundamental investment policy of each of the Multi-Manager Large-Cap, Mid-Cap, Small-Cap and International Funds, with respect to derivative securities.

Wilmington Multi-Manager Large-Cap Fund

Votes For         Votes Against           Votes Abstained
9,732,823         89,516                  237,744

Wilmington Multi-Manager Mid-Cap Fund
Votes For         Votes Against           Votes Abstained
2,454,695         38,966                  1,249

Wilmington Multi-Manager Small-Cap Fund
Votes For         Votes Against           Votes Abstained
2,835,785         44,986                  1,358

Wilmington Multi-Manager International Fund
Votes For         Votes Against     Votes Abstained
80,815,353        111,239           343,045

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Sub-Item 77C: Submission of Matters to a vote of security holders

Wilmington Funds - Multi-Manager Funds

Notice to Shareholders of the Results of a Special Shareholder Meeting A special meeting of shareholders of the Wilmington Multi-Manager Large-Cap Fund, Wilmington Multi-Manager Mid-Cap Fund, Wilmington
 Multi-Manager Small-Cap Fund, Wilmington Multi-Manager International Fund and the Wilmington Multi-Manager Real Asset Fund (the "Funds") of WT Mutual Fund (the "Trust") was held on February 22, 2007 for the following purpose:

To authorize the Board of Trustees of the Trust and RSMC to enter into and materially amend investment sub-advisory agreements on behalf of the Funds without obtaining shareholder approval.

Wilmington Multi-Manager Large-Cap Fund
Votes For         Votes Against           Votes Abstained
9,735,667         87,325                  237,091

Wilmington Multi-Manager Mid-Cap Fund
Votes For         Votes Against     Votes Abstained
2,483,552         9,635             1,723

Wilmington Multi-Manager Small-Cap Fund
Votes For         Votes Against           Votes Abstained
2,867,339         13,152                  1,638

Wilmington Multi-Manager International Fund
Votes For         Votes Against           Votes Abstained
80,870,494        160,311                 238,832

Wilmington Multi-Manager Real Asset Fund
Votes For         Votes Against           Votes Abstained
25,101,014        61,690                  6,596

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Wilmington Funds - Multi-Manager Funds

Notice to Shareholders of the Results of a Special Shareholder Meeting A special meeting of shareholders of the Wilmington Multi-Manager
International Fund was held on June 29, 2007 for the following purpose:

To approve a new investment sub-advisory agreement among WT Mutual Fund, on behalf of the Wilmington Multi-Manager International Fund, RSMC and Principal Global Investors, LLC.

Votes For               Votes Against        Votes Abstained
69,418,085.71           41,773.00            226,900.00

[PAGE BREAK]

Wilmington Funds - Multi-Manager Funds

Notice to Shareholders of the Results of a Special Shareholder Meeting
A special meeting of shareholders of the Wilmington Multi-Manager International Fund was held on June 29, 2007 for the following purpose:
To approve a new investment sub-advisory agreement among WT Mutual Fund, on behalf of the Wilmington Multi-Manager International Fund, RSMC and Parametric Portfolio Associates, LLC.

Votes For               Votes Against     Votes Abstained
69,418,085.71           41,773.00         226,900.00